Exhibit 32.1
CERTIFICATIONS OF
CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER
PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of SouthPeak Interactive Corporation (the “Company”) on Form 10-K for the period ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), Melanie Mroz, Chief Executive Officer and President of the Company and Andres Gail Jones, Chief Financial Officer and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to our best knowledge:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: October 6, 2008

/s/ Melanie Mroz
Melanie Mroz
Chief Executive Officer and President

Date: October 6, 2008

/s/ Andrea Gail Jones
Andrea Gail Jones
Chief Financial Officer and Treasurer